SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 25, 2002

MacroPore, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-32501	330-827-593
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6740 Top Gun Street

San Diego, California 92121

(Address of Principal Executive Offices)

(858) 458-0900

(Registrant’s telephone number, including area code)

_________________

 (Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

   On March 25, 2002, MacroPore, Inc. (“MacroPore”) issued a press release announcing its financial results for the year ended December 31, 2001.  MacroPore’s press release, dated March 25, 2002 is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

      (c)     EXHIBITS

                The following is a list of exhibits filed as a part of this Form 8-K.

Exhibit No.

Description of Document

99.1	MacroPore, Inc. press release dated March 25, 2002

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SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

MACROPORE, INC.,
a Delaware corporation

Date: March 25, 2002	By:	/s/ CHRISTOPHER J. CALHOUN
Christopher J. Calhoun
Vice Chairman, Chief Executive Officer
and Secretary

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